UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2025

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	OTC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	OTC

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 12, 2024 LuxUrban Hotels Inc. (the “Company”) entered into a letter agreement (the “April 2024 Agreement”) with Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”) and Greenle Partners LLC Series Beta P.S. (“Greenle Beta”, and together with Greenle Alpha, “Greenle”). The April 2024 Agreement was subsequently amended by a modification agreement dated May 10, 2024 between such parties (the “Modification Agreement”, and together with the April 2024 Agreement, the “Agreements”).

Under the Agreements, in the event that the Company engaged or engages in certain dilutive transactions with respect to securities of the Company held by Greenle, the Company would be obligated to issue shares of its common stock to Greenle. Subsequently, certain disputes with respect to the Company’s obligations under the Agreements arose between the parties.

On February 14, 2025, the Company entered into a settlement agreement with Greenle (the “Settlement Agreement”) under which the parties agreed to settle such disputes for a “Settlement Amount” of $10,120,000, payable solely in restricted shares of the Company’s common stock, such Settlement Amount having been determined under the Settlement Agreement based on the aggregate closing price of 11,000,000 shares of common stock issued under the Agreements (the “Agreement Shares”). Under the Settlement Agreement, the Company is generally obligated to issue additional shares (“Additional Shares”) of common stock to Greenle if the net proceeds received from sales of the Agreement Shares and Additional Shares do not yield net proceeds to Greenle of at least the Settlement Amount.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which are attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
10.1	Settlement Agreement dated February 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2025	LUXURBAN HOTELS INC.

	By:	/s/ Michael James
		Name:	Michael James
		Title:	Chief Financial Officer

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